Subsequent Events	3 Months Ended
Jan. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
NOTE 22:  SUBSEQUENT EVENTS
Stanford Litigation Settlement
On February 24, 2023, the Bank reached a settlement in principle (the “settlement” or “agreement”) relating to litigation involving the Stanford Financial Group. Once the settlement is approved by the Court, the Bank will pay US$1.205 billion to the court-appointed receiver for the Stanford Receivership Estate. Under the terms of the agreement, the Bank has settled with the receiver, the Official Stanford Investors Committee, and other plaintiffs in the litigation and these parties have agreed to release and dismiss all current or future claims arising from or related to the Stanford matter. As a result of this agreement, the Bank recorded a provision of approximately $1.6 billion pre-tax ($1.2 billion after-tax) in the first quarter of 2023. Refer to Note 18 for further details.